UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Virgin Galactic Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VIRGIN GALACTIC HOLDINGS, INC. 1700 FLIGHT WAY TUSTIN, CALIFORNIA 92782	Your Vote Counts! VIRGIN GALACTIC HOLDINGS, INC. 2022 Annual Meeting Vote by June 8, 2022 11:59 PM ET

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You invested in VIRGIN GALACTIC HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote Virtually at the Meeting* June 9, 2022 9:00 A.M., Pacific Time
Virtually at: www.virtualshareholdermeeting.com/SPCE2022

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of Directors
Nominees:
	01) Michael Colglazier	04) Adam Bain	07) George Mattson	For
	02) Evan Lovell	05) Tina Jonas	08) Wanda Sigur
	03) Wanda Austin	06) Craig Kreeger	09) W. Gilbert West
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022.			For
3.	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.			For
NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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